Exhibit 99.8

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by PRMI Capital Markets LLC as diligence agent to order and review title reports for a population of 11 mortgage loans. Said title reports were obtained and reviewed in May 2024 as set forth in Schedule I. With respect to these 11 mortgage loans:

General Findings:

1.       As set forth in the title reports, and detailed in Schedule II:

a.	For 11 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.

Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.       As set forth in the title reports, and detailed in Schedule III:

a.	For 10 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

b.	For 1 mortgage loan, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

Thank You,

Westcor Land Title Insurance Company

401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462